UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 14, 2025
MarketWise, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39405	87-1767914
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1125 N. Charles St.
Baltimore, Maryland 21201
(Address of principal executive offices, including zip code)

(888) 261-2693
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	MKTW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant's Certifying Accountant.
(a) Previous Independent Registered Public Accounting Firm
On March 14, 2025, the Audit Committee of the Board of Directors of MarketWise, Inc. (the "Company") approved the dismissal of Deloitte & Touche LLP as the Company's independent registered public accounting firm.
The reports of Deloitte & Touche on the Company's consolidated financial statements for the fiscal years ended December 31, 2024, and December 31, 2023, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.
During the fiscal years ended December 31, 2024 and December 31, 2023 and through March 14, 2025 there were no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused them to make reference thereto in their reports on the consolidated financial statements for such years.
During the fiscal years ended December 31, 2024, and 2023, and through March 14, 2025, there were (i) no disagreements (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Deloitte and Touche’s satisfaction, would have caused Deloitte & Touche LLP to make reference thereto in their reports on the financial statements for such years, and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K except that the Company and Deloitte & Touche LLP determined that material weaknesses existed in our internal control over financial reporting as of December 31, 2022 related to: (i) a lack of contemporaneous documentation and account reconciliation, and (ii) the lack of a formal or documented risk assessment process, which were remediated by the Company as of December 31, 2023.
The Company provided Deloitte & Touche LLP with a copy of the disclosures it is making in this Form 8-K and requested that Deloitte & Touche LLP furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made by the Company in this report. A copy of Deloitte and Touche LLP's letter, dated March 14, 2025 is filed as Exhibit 16.1 to this Form 8-K.Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.
(b) New Independent Registered Public Accounting Firm
On March 17, 2025, the Audit Committee of the Board of Directors of the Company approved the engagement of Grant Thornton LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2025.
During the fiscal years ended December 31, 2023 and December 31, 2024, and through March 17, 2025, neither the Company nor anyone acting on its behalf consulted with Grant Thornton LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that Grant Thornton LLP concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description

16.1	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission, dated March 14, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MarketWise, Inc.

Date: March 17, 2025	By:	/s/ Erik Mickels
	Name:	Erik Mickels
	Title:	Chief Financial Officer